                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 [$120,402,100]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                             SASCO 2003-37A GROUP I
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                            JP MORGAN CHASE, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------
                                                           WAL To     Est. Pmt to  Expected
                                                          Optional      Optional   Initial       Legal           Expected
                     Approx.     Initial    Security     Termination  Termination    Loss        Final            Ratings
   Class            Size ($)   Coupon (1)  Description    (yrs) (2)    Window (2)  Coverage     Maturity       (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------
1-A           [$114,875,000]    Variable  Variable PT        2.88     12/03-12/13   6.50%       12/25/2033            AAA / Aaa
B1-I            [$3,685,000]    Variable    Sub PT           5.54     12/03-12/13  [3.50%]      12/25/2033             AA / [Aa2]
B2-I            [$1,842,000]    Variable    Sub PT           5.54     12/03-12/13  [2.00%]      12/25/2033              A / [A2]
B1-I-X (3)          Notional    Variable  Interest Only      5.54     12/03-12/13  [3.50%]      12/25/2033             AA / [Aa2]
B2-I-X (3)          Notional    Variable  Interest Only      5.54     12/03-12/13  [2.00%]      12/25/2033              A / [A2]
2-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
3-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
4-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
5-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
6-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
7-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
8-A (4)                  TBD      TBD       Senior PT         TBD         TBD        TBD        12/25/2033            AAA / Aaa
B1-II  (4)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033             AA / NR
B2-II  (4)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033              A / NR
B3 (4) (5)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033            BBB / NR
B4 (4) (5)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033             BB / NR
B5 (4) (5)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033              B / NR
B6 (4) (5)               TBD      TBD         Sub PT          TBD         TBD        TBD        12/25/2033             NR / NR
R (6)                   $100    Variable     Residual        0.08     12/03-12/03   6.50%       12/25/2033            AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 6.
(2) Prepayments run at 27% CPR per annum for Group I Certificates and 25% CPR per annum for Group II Certificates. Assumes bonds pay on the 25th of every month beginning in December 2003.
(3) The Class B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances.
(4)  Not offered under this term sheet.
(5) Crossed-subordinate bonds.
(6)  Non-economic REMIC tax residual.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF NOVEMBER 2003, EXCEPT WITH RESPECT TO APPROXIMATELY 16.28% OF THE MORTGAGE LOANS IN GROUP I AND 1.81% OF THE MORTGAGE LOANS IN GROUP II FOR WHICH
 THE RELATED ACTUAL PRINCIPAL BALANCE AS OF SEPTEMBER 16, 2003 WAS USED, UNLESS
                              OTHERWISE SPECIFIED.

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
             -------------------------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------
--------------------------------------------------------------------------------

Deal Overview:
--------------

o  Group I (Pool 1) will be comprised of Non-Hybrid 6-month LIBOR.

o Group II (Pools 2-8) will be comprised of Hybrid 6-month LIBOR, 1-Year LIBOR, and 1-Year CMT based ARM's.

o Interest and principal on Pool 1 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in Mortgage Pool 1 only.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool (Group I and Group II) Cut-Off Date mortgage loan balance.

o  [$122,861,058.42]: Group I (Pool 1) Total Outstanding Loan Balance;
o  [$1,413,722,943.18]: Group II (Pools 2-8) Total Outstanding Loan Balance;
o [$1,536,584,001.60]: Aggregate, Groups I & II (Pools 1-8) Total Outstanding Loan Balance.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

           Mortgage Pool 1                    Mortgage Pools 2 through 8
    Available Distribution Amount           Available Distribution Amount

------------------------------------      --------------------------------------
    First, to Class R, 1-A to pay          First, to Class 2-A, 3-A, 4-A, 5-A,
              interest                      6-A, 7-A and 8-A to pay interest
------------------------------------      --------------------------------------
                 |                                         |
                 |                                         |
------------------------------------      --------------------------------------
  Second, to Class R and 1-A to pay       Second, to Class 2-A, 3-A, 4-A, 5-A,
              principal                     6-A, 7-A and 8-A to pay principal
------------------------------------      --------------------------------------
                 |                                         |
                 |                                         |
------------------------------------      --------------------------------------
   To Class B1-I, B1-I-X, B2-I and           To Class B1-II and B2-II to pay
B2-I-X to pay interest and principal             interest and principal
------------------------------------      --------------------------------------
                 |                                         |
                 |                                         |
                 -------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
             To Class B3, B4, B5 and B6 to pay interest and principal
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:               November 1, 2003

Expected Pricing Date:      Week of November [17], 2003

Expected Settlement Date:   November 28, 2003

Distribution Dates:         25th of each month, commencing in December 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date

Issuer:                     Structured Asset Securities Corp. ("SASCO")

Master Servicer:            Aurora Loan Services, Inc. ("ALS")

Servicer(s):                Group I (Pool 1) is 100.00% ALS;

                            Group II is 79.45% ALS, 13.27% SIB interim
                            (transfers to ALS 12/2003), 6.06% Wells
                            Fargo, 1.18% Colonial and 0.04% Cendant.


Master Servicer Fee:        The Master Servicer will be paid a monthly fee (the
                            "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:              Group I (Pool 1): 0.25% for ALS Serviced
                            Mortgage Loans.

                            Group II (Pools 2-8): 0.25% for ALS & SIB Serviced Mortgage Loans; 0.375% for Colonial Savings & Cendant Serviced Mortgage Loans; and 0.250% to 0.375% for Wells Fargo Serviced Mortgage Loans.

Trustee:                    [JP Morgan Chase]

Trustee Fee:                Assumed [0.0065%] per annum

Rating Agencies:            It is expected that Standard and Poor's ("S&P") will
                            rate all of the Offered Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                  30/360

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Delay Days:                 24 days for Group I Certificates

Interest Accrual Period:    The interest accrual period with respect to all
                            Classes of Group I Certificates for a given
                            Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:           Group I Certificates settle with 27 days of accrued
                            interest.

Registration:               Book-entry form through DTC.

Minimum Denomination:       Class 1-A,: $25,000 /$1 thereafter.
                            Class B1-I-X and B2-I-X: $1,000,000 /$1 thereafter.
                            Class B1-I, B2-I: $100,000/$1 thereafter.

Tax Status:                 REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                 Group I (Pool 1): 27% CPR per annum;
                            Group II (Pools 2-8): 25% CPR per annum.

SMMEA Eligibility:          All offered classes will be SMMEA eligible except
                            for Class B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:          All offered Certificates will be ERISA eligible
                            (other than the Class R Certificate).

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in such Mortgage Pool at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates:             Class 1-A will bear interest at a rate equal to Net
                            WAC of Mortgage Pool 1 per annum

                            Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                            Class B1-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.20%] per annum and
                            (ii) the Net WAC of Mortgage Pool 1.

                            Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                            (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                            Class B2-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.85%] per annum and
                            (ii) the Net WAC of Mortgage Pool 1.

                            Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                            (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Mortgage Pool 1 Senior Certificates:
                            Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                            Mortgage Pools 2 through 8 Senior Certificates:
                            Credit enhancement for the Mortgage Pools 2 through 8 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:            If all of the credit support features have been
                            extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Mortgage Pool 3, Mortgage Pool 4, Mortgage Pool 5,
           Mortgage Pool 6, Mortgage Pool 7, and Mortgage Pool 8

Initial Group I Senior Enhancement % = 6.50%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral
                               balance

Initial Group II Senior Enhancement % = 4.25%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II
                                Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

         --------------------------------------------------
           Distribution Dates (months)            Shift %
         --------------------------------------------------
                      1 - 84                        100%
         --------------------------------------------------
                     85 - 96                        70%
         --------------------------------------------------
                     97 - 108                       60%
         --------------------------------------------------
                    109 - 120                       40%
         --------------------------------------------------
                    121 - 132                       20%
         --------------------------------------------------
                       133+                          0%
         --------------------------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

         ---------------------------------------------------
           Distribution Dates (months)            Shift %
         ---------------------------------------------------
                      1 - 36                        50%
         ---------------------------------------------------
                       37+                           0%
         ---------------------------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool (1 through 8) calculate the following:
-------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2- 8 TBD


II.  Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and Class B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the sum of the current balance of the Class B1-I and Class B2-I and the denominator which is the current balance of the Class B1-I and Class B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pools 2 through 8 Subordinate PDA:
1) Pay Class B1-II and Class B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and Class B2-II and the denominator which is the current balance of the Class B1-II and Class B2-II and the Pools 2 through 8 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------------
*Subject to credit support tests

1)   Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Pool 1 Modified Group Subordinate Amount
----------------------------------------

Pool 1 Subordinate Amount less than the current balance of Class B1-1 and Class B2-1.

Group II Subordinate Amount:
----------------------------

Total Mortgage Pools 2 through 8 collateral less the current principal balance of the Mortgage Pool 2 through Pool 8 Senior Bonds (excluding notional balances).

Pool 2-8 Subordinate Amount:
----------------------------

Total respective Mortgage Pool collateral less the current principal balance of the respective Mortgage Pool Senior Bonds (excluding notional balances).


--------------------------------------------------------------------------------
                                 Contacts
--------------------------------------------------------------------------------
   MBS Trading                 Rishi Bansal                  (212) 526-8315
                               Brendan Garvey                (212) 526-8315
                               Brian Hargrave                (212) 526-8320

--------------------------------------------------------------------------------
   Residential Finance         Stan Labanowski               (212) 526-6211
                               Mike Hitzmann                 (212) 526-5806
                               Darius Houseal                (212) 526-9466

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                     10/1     5/1      5/1       7/1      3/1      3/1      5/1
                                              6-month LIBOR         Hybrid   Hybrid  Hybrid     Hybrid   Hybrid   Hybrid   Hybrid
                                              Non-Hybrid ARMs        ARMs     ARMs    ARMs       ARMs     ARMs     ARMs     ARMs
                                              Pool 1 (Group I)      Pool 2*  Pool 3*  Pool 4*   Pool 5*  Pool 6*  Pool 7*  Pool 8*
                                              ----------------      -------  -------  -------   -------  -------  -------  -------
Total Number of Loans                                         348    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Total Outstanding Loan Balance                    $122,861,058.42    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Average Loan Principal Balance                        $353,049.02    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Loan Principal Balance        $48,750.00 - $2,670,000.00    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Coupon                                    4.254%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Coupons                                   2.375 - 7.000%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Margin                                    2.660%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Margins                                   1.000 - 3.250%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Non-Zero Weighted Average Initial                                    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Periodic Cap                                               1.000%
Range of Initial Periodic Caps                     1.000 - 1.000%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Non-Zero Weighted Average Periodic Cap                     1.000%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Periodic Caps                             1.000 - 1.000%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Maximum Rate                             10.652%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Floor                                     2.660%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Original Term (mo.)                        359.7    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Remaining Term (mo.)                       358.3    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Remaining Term (mo.)                           297 - 360    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Original LTV                              71.56%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of Original LTV                              17.95 - 95.00%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average FICO                                         723    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Range of FICO                                           630 - 814    TBD      TBD      TBD       TBD      TBD      TBD      TBD
------------------------------------------------------------------------------------------------------------------------------------
                                                           * Group II = Pools 2-8

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     10/1     5/1      5/1       7/1      3/1      3/1      5/1
                                               6-month LIBOR       Hybrid   Hybrid   Hybrid    Hybrid   Hybrid  Hybrid    Hybrid
                                               Non-Hybrid ARMs       ARMs     ARMs     ARMs      ARMs     ARMs    ARMs      ARMs
                                               Pool 1 (Group I)    Pool 2*  Pool 3*  Pool 4*   Pool 5*  Pool 6*  Pool 7*  Pool 8*
Lien Position
First                                                      100.0%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Geographic Distribution                                              TBD      TBD      TBD       TBD      TBD      TBD      TBD
(Other states account individually for
less than                                              CA - 39.3%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
8% of the Cut-off Date principal
balance)                                               GA - 15.1%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
                                                       FL -  8.3%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Occupancy Status                                                     TBD      TBD      TBD       TBD      TBD      TBD      TBD
Primary Home                                                81.2%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Investment                                                  13.0%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Second Home                                                  5.8%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
                                                                     TBD      TBD      TBD       TBD      TBD      TBD      TBD
Delinquency Statistics                                               TBD      TBD      TBD       TBD      TBD      TBD      TBD
Current                                                   100.00%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
One Payment Delinquent                                      0.00%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
                                                                     TBD      TBD      TBD       TBD      TBD      TBD      TBD
Loans with Prepayment Penalites                                      TBD      TBD      TBD       TBD      TBD      TBD      TBD
Total Number of Loans                                         154    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Total Principal Balance                            $62,825,830.14    TBD      TBD      TBD       TBD      TBD      TBD      TBD
% of Principal Balance                                      51.1%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Coupon                                    4.404%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
                                                                     TBD      TBD      TBD       TBD      TBD      TBD      TBD
Loans without  Prepayment Penalites                                  TBD      TBD      TBD       TBD      TBD      TBD      TBD
Total Number of Loans                                         194    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Total Principal Balance                            $60,035,228.28    TBD      TBD      TBD       TBD      TBD      TBD      TBD
% of Principal Balance                                      48.9%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
Weighted Average Coupon                                    4.097%    TBD      TBD      TBD       TBD      TBD      TBD      TBD
------------------------------------------------------------------------------------------------------------------------------------
                                                              * Group II = Pools 2-8

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                   Mon, 17 Nov 2003, 14:58:56 EDT
                                                     dhouseal:SASC03-34A-GROUP-I


                        Discount Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 11/28/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond 1-A1
   --------------------------------------------------------------------------
   Initial Coupon:   3.998                        Type:  Fltr
         Orig Bal:   114,875,000
                                               Formula:  (6m LIBOR)+240.38bp
           Factor:   1.0000000        Cap/Floor/Margin:  10.40/2.40/2.40
      Factor Date:   11/25/03                 Next Pmt:  12/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             27 CPR            30 CPR           35 CPR            40 CPR
            LIB_6M: 1.21    LIB_6M: 1.21       LIB_6M: 1.21      LIB_6M: 1.21       LIB_6M: 1.21     LIB_6M: 1.21      LIB_6M: 1.21
------------------------------------------------------------------------------------------------------------------------------------
Price      DM    Duration  DM      Duration  DM      Duration  DM       Duration  DM      Duration  DM     Duration   DM    Duration
------------------------------------------------------------------------------------------------------------------------------------
103-19   161.1     4.62   138.3      3.59   113.1      2.88   102.2       2.66    85.2      2.37    55.4     1.99    22.8    1.70
103-19+  160.8     4.62   137.9      3.59   112.6      2.88   101.6       2.66    84.6      2.37    54.6     1.99    21.9    1.70
103-20   160.5     4.62   137.5      3.59   112.1      2.89   101.1       2.66    83.9      2.37    53.9     1.99    21.0    1.70
103-20+  160.1     4.62   137.1      3.59   111.5      2.89   100.5       2.66    83.3      2.37    53.1     1.99    20.2    1.70
103-21   159.8     4.62   136.7      3.59   111.0      2.89    99.9       2.66    82.7      2.37    52.4     1.99    19.3    1.70

103-21+  159.5     4.62   136.3      3.60   110.5      2.89    99.4       2.66    82.1      2.37    51.6     1.99    18.4    1.70
103-22   159.2     4.62   135.8      3.60   110.0      2.89    98.8       2.66    81.4      2.37    50.9     1.99    17.5    1.70
103-22+  158.9     4.62   135.4      3.60   109.5      2.89    98.3       2.66    80.8      2.37    50.1     1.99    16.6    1.70
103-23   158.5     4.62   135.0      3.60   109.0      2.89    97.7       2.66    80.2      2.37    49.4     1.99    15.8    1.70
103-23+  158.2     4.63   134.6      3.60   108.4      2.89    97.1       2.66    79.5      2.37    48.6     1.99    14.9    1.70

103-24   157.9     4.63   134.2      3.60   107.9      2.89    96.6       2.66    78.9      2.37    47.9     1.99    14.0    1.70
103-24+  157.6     4.63   133.8      3.60   107.4      2.89    96.0       2.66    78.3      2.37    47.1     1.99    13.1    1.70
103-25   157.3     4.63   133.4      3.60   106.9      2.89    95.5       2.66    77.7      2.37    46.4     1.99    12.2    1.70
103-25+  156.9     4.63   132.9      3.60   106.4      2.89    94.9       2.66    77.0      2.37    45.6     1.99    11.4    1.70
103-26   156.6     4.63   132.5      3.60   105.9      2.89    94.4       2.66    76.4      2.37    44.9     1.99    10.5    1.70

103-26+  156.3     4.63   132.1      3.60   105.4      2.89    93.8       2.66    75.8      2.37    44.1     2.00     9.6    1.70
103-27   156.0     4.63   131.7      3.60   104.8      2.89    93.2       2.66    75.2      2.37    43.4     2.00     8.7    1.70
103-27+  155.7     4.63   131.3      3.60   104.3      2.89    92.7       2.67    74.5      2.38    42.6     2.00     7.9    1.70
103-28   155.3     4.63   130.9      3.60   103.8      2.89    92.1       2.67    73.9      2.38    41.9     2.00     7.0    1.70
103-28+  155.0     4.63   130.5      3.60   103.3      2.89    91.6       2.67    73.3      2.38    41.2     2.00     6.1    1.70
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life        5.330            3.993             3.122              2.852             2.514             2.081            1.752
First Pay    12/25/03         12/25/03          12/25/03           12/25/03          12/25/03          12/25/03         12/25/03
Last Pay     02/25/20         07/25/16          01/25/14           03/25/13          02/25/12          10/25/10         00/25/09
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo       6Mo     2YR    3Yr     5YR    10YR     30YR    Lib BM     1YR    2YR    3YR   4YR    5YR    7YR    10YR   12YR
------------------------------------------------------------------------------------------------------------------------------------
 Yield  1.1571   1.1707   1.7266        3.0056  4.0339   4.9766     Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                    1.5000        3.0000  3.8750   5.3750
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------
Lib BM    15YR    20YR    30YR
-------------------------------
 Yield  4.9970  1.8832  5.2891

-------------------------------
----------------------------------------------------------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                                                                            Page 1

Lehman Brothers                                   Mon, 17 Nov 2003, 15:00:39 EDT
                                                     dhouseal:SASC03-34A-GROUP-I


                     Net Effective Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 11/28/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond 1-A1
   --------------------------------------------------------------------------
   Initial Coupon:   3.998                        Type:  Fltr
         Orig Bal:   114,875,000
                                               Formula:  (6m LIBOR)+240.38bp
           Factor:   1.0000000        Cap/Floor/Margin:  10.40/2.40/2.40
      Factor Date:   11/25/03                 Next Pmt:  12/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             27 CPR            30 CPR           35 CPR            40 CPR
            LIB_6M: 1.21    LIB_6M: 1.21       LIB_6M: 1.21      LIB_6M: 1.21       LIB_6M: 1.21     LIB_6M: 1.21      LIB_6M: 1.21
------------------------------------------------------------------------------------------------------------------------------------
Price     NEM    Duration  NEM     Duration  NEM    Duration  NEM      Duration  NEM     Duration  NEM    Duration   NEM   Duration
------------------------------------------------------------------------------------------------------------------------------------
103-19   162.8     4.62   139.7      3.59   114.2      2.88   103.2       2.66    86.1      2.37    56.0     1.99    23.2    1.70
103-19+  162.4     4.62   139.3      3.59   113.7      2.88   102.7       2.66    85.5      2.37    55.3     1.99    22.4    1.70
103-20   161.1     4.62   138.9      3.59   113.2      2.89   102.1       2.66    84.8      2.37    54.5     1.99    21.5    1.70
103-20+  161.8     4.62   138.5      3.59   112.7      2.89   101.5       2.66    84.2      2.37    53.8     1.99    20.6    1.70
103-21   161.5     4.62   138.1      3.59   112.2      2.89   101.0       2.66    83.5      2.37    53.0     1.99    19.7    1.70

103-21+  161.1     4.62   137.6      3.60   111.6      2.89   100.4       2.66    82.9      2.37    52.2     1.99    18.8    1.70
103-22   160.8     4.62   137.2      3.60   111.1      2.89    99.8       2.66    82.3      2.37    51.5     1.99    17.9    1.70
103-22+  160.5     4.62   136.8      3.60   110.6      2.89    99.3       2.66    81.6      2.37    50.7     1.99    17.0    1.70
103-23   160.2     4.62   136.4      3.60   110.1      2.89    98.7       2.66    81.0      2.37    50.0     1.99    16.2    1.70
103-23+  159.8     4.63   136.0      3.60   109.5      2.89    98.1       2.66    80.4      2.37    49.2     1.99    15.3    1.70

103-24   159.5     4.63   135.5      3.60   109.0      2.89    97.6       2.66    79.7      2.37    48.5     1.99    14.4    1.70
103-24+  159.2     4.63   135.1      3.60   108.5      2.89    97.0       2.66    79.1      2.37    47.7     1.99    13.5    1.70
103-25   158.9     4.63   134.7      3.60   108.0      2.89    96.5       2.66    78.5      2.37    47.0     1.99    12.6    1.70
103-25+  158.6     4.63   134.3      3.60   107.5      2.89    95.9       2.66    77.9      2.37    46.2     1.99    11.7    1.70
103-26   158.2     4.63   133.9      3.60   107.0      2.89    95.3       2.66    77.2      2.37    45.5     1.99    10.8    1.70

103-26+  157.9     4.63   133.5      3.60   106.4      2.89    94.8       2.66    76.6      2.37    44.7     2.00    10.0    1.70
103-27   157.6     4.63   133.0      3.60   105.9      2.89    94.2       2.66    76.0      2.37    44.0     2.00     9.1    1.70
103-27+  157.3     4.63   132.6      3.60   105.4      2.89    93.6       2.67    75.3      2.38    43.2     2.00     8.2    1.70
103-28   156.9     4.63   132.2      3.60   104.9      2.89    93.1       2.67    74.7      2.38    42.5     2.00     7.3    1.70
103-28+  156.6     4.63   131.8      3.60   104.4      2.89    92.5       2.67    74.1      2.38    41.7     2.00     6.4    1.70
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life        5.330            3.993             3.122              2.852             2.514             2.081            1.752
First Pay    12/25/03         12/25/03          12/25/03           12/25/03          12/25/03          12/25/03         12/25/03
Last Pay     02/25/20         07/25/16          01/25/14           03/25/13          02/25/12          10/25/10         09/25/09
------------------------------------------------------------------------------------------------------------------------------------
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Tsy BM   3Mo     6Mo    2YR      3Yr    5YR     10YR      30YR   Lib BM   1YR     2YR    3YR   4YR    5YR     7YR    10YR   12YR
---------------------------------------------------------------------------------------------------------------------------------
 Yield  1.1571  1.1707 1.7266          3.0056  4.0339   4.9766    Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                 1.5000          3.0000  3.8750   5.3750
---------------------------------------------------------------------------------------------------------------------------------

----------------------------
Lib BM   15YR   20YR   30YR
----------------------------
 Yield  4.9970 1.8832 5.2891

----------------------------

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The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

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